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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 1998
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                                EKCO GROUP, INC.
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             (Exact name of registrant as specified in its charter)


   Delaware                        1-7484                       11-2167167
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(State or other                  (Commission                (I.R.S. Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


                 98 Spit Brook Road, Nashua, New Hampshire 03062
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (603) 888-1212
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On January 16, 1998 (the "Closing Date"), Ekco Group, Inc. ("EKCO") completed the acquisition (the "Acquisition") of all of the outstanding equity securities of APP Holding Corporation ("APP"), the parent corporation and sole stockholder of Aspen Pet Products, Inc. ("Aspen"), a marketer of dog and cat supplies and accessories as well as other pet products. Pursuant to the Stock Purchase and Sale Agreement (the "Agreement") dated as of December 15, 1997 among EKCO, APP, APP's stockholders and APP's warrantholder, on the Closing Date EKCO paid $24,478,171 in cash and refinanced APP's outstanding bank debt of $9,068,433. In addition, if Aspen achieves certain predetermined financial results during the five fiscal years ending December 31, 1998, 1999, 2000, 2001 and 2002, EKCO will make additional annual payments to certain sellers equal, in the aggregate, to 25% of the amount by which Gross Profit (as defined) of each such year exceeds the Base Profit Amount (as defined). The amount paid for the APP securities was determined through arms-length negotiations among the parties.

     EKCO funded the Acquisition with its existing cash and borrowings made pursuant to the First Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997 with Fleet National Bank.

     Following the Acquisition, EKCO intends to continue the business of Aspen and to devote Aspen's assets to such use.

     For a complete description of the provisions of the Agreement, reference is made to the Agreement filed as an exhibit hereto. The summary described above is qualified in its entirety by the more detailed information contained in the exhibit filed herewith.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of the business acquired.

          The financial information will be filed by amendment within sixty (60) days following the date this report was required to be filed.

     (b)  Pro forma financial information.

          The required pro forma financial information will be filed by amendment within sixty (60) days following the date this report was required to be filed.

     (c)  Exhibit.*

          2. Stock Purchase and Sale Agreement dated as of December 15, 1997 among EKCO, APP, APP's stockholders and APP's warrantholder.

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          *    Numbered in accordance with Item 601 of Regulation S-K.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                               EKCO GROUP, INC.
                                               ---------------------------------
                                               (Registrant)


Date:  January 21, 1998                        LINDA R. MILLMAN
                                               ---------------------------------
                                               Linda R. Millman
                                               Associate General Counsel









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                                INDEX TO EXHIBITS


Exhibit
Number      Exhibit Description
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2           Stock Purchase and Sale Agreement dated as of December 15, 1997 with
            APP, APP's stockholders and APP's warrantholder.



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